UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end: 11/30/2023

Date of reporting period: 11/30/2023

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the FinTrust Income and Opportunity Fund, a series of the 360 Funds (the “registrant”), for the year ended November 30, 2023 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1), as amended, is filed herewith.

FinTrust Income and Opportunity Fund

Class A Shares (Ticker Symbol: HROAX)

Institutional Class Shares (Ticker Symbol: HIOIX)

A Series of the

360 Funds

ANNUAL REPORT

November 30, 2023

Investment Adviser:

FinTrust Capital Advisors, LLC

124 Verdae Boulevard, Suite 504

Greenville, SC 29607

IMPORTANT NOTE: Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise, visually engaging, and streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but will be available online and filed semi-annually on Form N-CSR; you can also request a copy be delivered to you free of charge. The rule and form amendments have a compliance date of July 24, 2024. Prior to this compliance date and as permitted by current SEC regulations, paper copies of the Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Fund complex/your financial intermediary.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2023

Dear Shareholders,

Performance

In the twelve months ended November 30, 2023, the Institutional Class of our FinTrust Income and Opportunity Fund (the “Fund”) gained 3.07%(a),, while the Class A shares before sales charges gained 2.72%(a), the S&P 500® Total Return Index(b) (“S&P 500”) gained 13.84%(b), and the Morningstar Long-Short Equity Category gained 4.10%(c). For the trailing year, the Fund trailed its category, as we maintained a diversified portfolio. Our constructive investment outlook led to investments in large capitalization growth stocks as well as small capitalization companies, international stocks, and cyclical companies. We also did not overwrite option premium as regularly, as we did not want to limit the fund’s potential upside should the market rally.

During the period, the 10 largest contributors to performance, as calculated based on gain versus initial fund equity, were well diversified. Seven of the top 10 performers were equity long positions, 1 top performer was a gold focused position, and 2 of the top ten position performers were equity short positions. Specifically, the long related top contributors to performance were travel related company Expedia (0.97%), social media company Meta (0.73%), Chinese e-commerce platform PDD Holdings (0.69%), cybersecurity company Palo Alto Networks (0.56%), streaming platform Netflix (0.52%), biotech company Regeneron Pharmaceuticals (0.36%), SPDR Gold shares (0.31%), and Verizon Communications (0.28%). The two short positions which contributed to top 10 performance were both short trades in vaccine manufacturer Moderna (0.40%) and (0.28%).

A full discussion regarding the short position in Moderna could fill a book, but briefly, while we were initially excited by the potential intracellar nature of the drug delivery technology, we do not think the safety and efficacy profile is properly understood. Given the expedited nature of the vaccine rollouts, we do not believe that the safety profile was adequately studied, and hence the broad-based immunity for the manufacturers. In fact, Pfizer had requested 75 years to release certain data. In addition to inadequate safety testing of the technology, we also suspect there were basic manufacturing issues at facilities which were unlikely to have had traditional pre-drug rollout inspections due to Covid. We had noticed specific problem batches in Japan were reportedly traced to specific facilities in Spain. Beyond technology and manufacturing issues, we believe the Covid period has also led to a significant breakdown of medical ethics. We would not be surprised to find years from now that there are blind batch tests being conducted, or that will be able to be conducted, by batch number. All of this data will have been obtained without the informed consent of the trial participant.

When reviewing the 10 largest detractors from performance, two hailed from the automotive sector: General Motors (-0.43%) and Volkswagen AG (-0.51%). We believe the automotive market is experiencing numerous confusing trends which will clear with time. First, there is the fundamental shift toward electric vehicles, but buyer charging anxiety, costs, and other factors like Tesla’s first mover advantage have created some buyer reluctance and confusion. Secondly, the automotive supply chain was highly disrupted due to the Covid shutdown. A third factor, which has specifically impacted Volkswagen was the Ukraine war which spiked European energy prices, and finally there have been issues with labor unions in the U.S.

Another large detractor on two separate trades was Darling Ingredients (-0.66%) and (-0.31%), a leader in rendering and recycling cooking oils into fuels. The stock was impacted by declining prices and questions regarding the economics associated with various ESG companies. We believe cooking oil rendering is a permanent part of the energy infrastructure as circular supply chains are economic. As an example, a key customer win for the company was with the privately held Chick-fil-a.

Our largest performance detractor was in AdvanSix (-1.13%), a somewhat cyclical business that makes engineered resins used to produce plastics, fibers, filaments and films which go into a large number of products and industries. Another chemical related business that was a detractor for the fund was Olin Corp (-0.43%), which we purchased as a hedge against political instability given that it is a manufacturer of ammunition.

Chinese e-commerce company Alibaba (-0.24%) also detracted from performance, as the stock remains under pressure as Chinese regulators seek to break-up the company. We believe the situation is analogous to the break-up of AT&T in the U.S. in 1984.

Canopy Growth Corp. (-0.38%) was another top 10 detractor from performance. While we are skeptical regarding the potential reach of the recreational cannabis market and cognizant of the negative side effects of recreational use, we believe cannabis has the opportunity to cannibalize a large portion of the opioid market if it can receive federal approval. Cannabis legalization is increasing at a state level, but the federal authorities continue to take a very gradual approach. In addition, California’s high home grower rules have led to pricing declines for regulated manufacturers in that very large potential market.

Our final two top detractors were market related hedging positions in S&P 500 put options (-0.37%) and short positions in the Nasdaq 100 (-0.23%).

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited) (continued)

November 30, 2023

The Economic Climate

In last year’s letter, we wrote the following:

“We believe markets have begun pricing in a mild inflationary driven recession. Inflation typically hurts profit margins initially as costs rise faster than companies can reprice their goods and contracts. We believe there have been three forces behind today’s inflation: the Covid stimulus and recovery, millennial demographics, and Green New Deal policies, which fundamentally seek to raise energy prices in order to encourage substitution and conservation. At this point, we believe the sharp Covid recovery and associated supply chain issues have corrected. We also believe companies are slowly adjusting to the country’s new demographics, but we believe this will be a four-year process as the peak baby boom years were 1957-1961 and the peak millennial birth years were 1989-1993. We also believe the recent Congressional elections will moderate Green New Deal policies.”

“While we expect an inflation induced slowdown in 2023, we believe much of this risk is already priced into smaller capitalization companies.”

We continued and wrote:

“We believe it is important to remember during these inflationary times that companies must eventually pass through all their costs, otherwise they will go out of business. As a result, the long-term record suggests that equity markets have traditionally outpaced inflation, cash and cash equivalents, and bonds over time.”

Small-Caps Rally at the Finish

It took slightly longer than we expected, but here towards the close of 2023, small-capitalization stocks finally began an accelerated rally. The removal of the two negatives of higher energy prices and higher interest rates has spurred a significant broad-based equity market rally here in the fourth quarter of 2023. The rally began in conjunction with the peak in energy prices and the events in Israel. Energy prices have dropped significantly since oil’s September 29th high. In addition, the market now anticipates that the Federal Reserve will be cutting short-term interest rates in the new year.

Our Current Outlook

Many markets and economic data series have returned toward historical averages. For example, since the creation of OPEC, the average inflation adjusted price of oil is $23.74, which equates to about $72.90 a barrel today. In November, the twelve-month Consumer Price Index inflation reading was 3.14% verse its 100 plus year average of 3%. Meanwhile, in the fixed income markets, the yield on Moody’s AAA corporate bonds averaged 5.28% in November verse a 100-year average of 5.64%.

Similarly, in conducting our annual Ben Graham (Warren Buffet’s mentor) analysis of the 30 Dow Jones Industrial Average stocks this year, we noticed that equity valuations are just slightly above historical averages. While fixed income returns seem more certain and are certainly more competitive against stocks than in the recent past, we continue to believe that equity markets will offer real returns (“meaning the return after inflation”). The question we must always answer, however, is whether we currently have average conditions.

Budget Deficits, The Yield Curve Challenge, and Election Year Dynamics

Today’s average valuations make us constructive on the equity markets for 2024, but we do not believe it will be turbulence free sailing for investors. First, the yield curve remains inverted, meaning that long-term interest rates remain below short-term interest rates. Bond investors seem confident that the highs are in for interest rates for this cycle. Cyclically, this may be true, but on a longer-term basis, we remain concerned about the secular level of interest rates given that the Congressional Budget Office is projecting deficits of between 5-7% of GDP for the next decade. Historically, the deficit and the inflation rate are correlated. If that remains the case, then bond yields lower than these levels must be viewed with some caution.

We believe fixed income investors are anticipating a return to “normal” when they really should be pricing in higher for longer inflation rates. We believe the interest rate mispricing could appear once the Federal Reserve stops acting “hawkish” and cuts rates. Even a slight short-term interest rate cut, in our opinion, could lead to a dramatic rise in long-term interest rates.

In fact, the last time the yield curve had its current shape was during the election cycle of (1979-1980). During that election year, the yield curve dramatically straightened out during the first half of the year. We think that a rise in long-term interest rates could cause a sharp, quick but brief equity market decline.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited) (continued)

November 30, 2023

China and Energy – It only recently re-opened from Covid

Historically, oil prices top 4-5 months before the top of a business cycle and bottom 6-7 months after the trough in economic activity. At this point the high for energy prices was June of 2022 and the most recent low was May of 2023. Investors seem to be forgetting that China only began reopening its economy from Covid in early 2023. As a result, we believe energy prices are unlikely to fall further, and they may begin to strengthen again in 2024 as economic activity in China begins to rebound.

Asset Allocation

As of November 30, 2023, the portfolio consisted of 86.46% of total market value invested in common and preferred stocks and exchange traded funds, 1.85% invested in money market funds, 5.86% invested in U.S. Treasury Securities, 0.94% invested in put option contracts, and 4.89% was invested in call options on equity securities.

Sector Weightings (as of November 30, 2023)

The portfolio weightings by sector on a market value basis are outlined below:

Sector Diversification	% of Market Value
Basic Materials	4.37%
Communication Services	15.41%
Consumer Discretionary	23.23%
Consumer Staples	10.73%
Energy	1.60%
Financials	7.47%
Healthcare	12.33%
Index	7.08%
Industrials	3.15%
Information Technology	6.89%
Utilities	0.03%
Money Market Funds	1.85%
U.S. Treasury Securities	5.86%

Conclusion

Thank you for investing and joining us as fellow shareholders in the FinTrust Income and Opportunity Fund. We continue to work hard to justify your confidence and trust in our stewardship of your hard-earned savings. We also remain dedicated to providing you with the information we would like to have if our roles were reversed.

Shape the future,

Allen R. Gillespie, CFA

Chief Investment Officer

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited) (continued)

November 30, 2023

(a) The performance quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information shown for the Fund’s Class A shares does not reflect any front-end sales load. Please see the Total Return Table on the following pages for performance information on the Fund’s Class A shares (with sales load). Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

(b) The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(c) The Morningstar Long-Short Category represents funds that hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8. The information contained herein is proprietary to Morningstar and/or its content providers; may not be copied or distributed; and is not warranted to be accurate, complete or timely. Neither Morningstar not its content providers are responsible for any damages or losses arising from any use of this information.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2023

Returns as of November 30, 2023	One Year ended November 30, 2023	Five Years ended November 30, 2023	Since Inception from January 21, 2016 through November 30, 2023
FinTrust Income and Opportunity Fund Class A shares without sales charge	2.72%	3.18%	4.34%
FinTrust Income and Opportunity Fund Class A shares with sales charge	(2.93)%	2.02%	3.60%
FinTrust Income and Opportunity Fund Institutional Class shares	3.07%	3.46%	4.61%
S&P 500® Total Return Index	13.84%	12.51%	14.12%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the FinTrust Income and Opportunity Fund versus the S&P 500® Total Return Index. The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500® Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the FinTrust Income and Opportunity Fund, which will generally not invest in all the securities comprising the index.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited) (continued)

November 30, 2023

The investment objective of the FinTrust Income and Opportunity Fund (the “Fund”) is total return comprised of income and capital appreciation. To meet its investment objective, the Fund will invest primarily in domestic equity securities that in the opinion of FinTrust Capital Advisors, LLC (the “Adviser”) have above average intellectual property portfolios and other characteristics, like strong earnings and dividend growth that are members of the S&P 1500 Composite. The S&P 1500 Composite combines the S&P 500, an index of large-capitalization issuers, the S&P Midcap 400, and the S&P Small Cap 600 to cover approximately 90% of the U.S. market capitalization. The Fund also engages in short selling to the extent permitted under the Investment Company Act of 1940 (the “1940 Act”). The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. The Fund will seek to produce income through dividends paid on securities and options (e.g., premium income on the sale of an option), and total return through an options strategy.

The Fund will typically invest in issuers that have established markets and operations and generate excess cash flow. The Fund looks for stocks with attributes which suggest they will thrive in good markets and survive potential economic setbacks. The Fund employs detailed quantitative assessments to construct its equity portfolio. Portfolio parameters include, but are not limited to, a quantitative valuation of the strength of the company’s intellectual property portfolio, steady growing earnings, dividend yield with a tendency to raise such yield and availability at reasonable price-earnings ratios. The Fund seeks to invest in stocks that are undervalued by the market, but with strong business models, which may provide for lower levels of market volatility or non-correlated volatility. The Fund also prefers to invest in equity stocks that have options traded on them. The Fund will rebalance and adjust its equity portfolio as the Adviser deems necessary and appropriate.

The Fund may also invest in companies that are experiencing a “special situation” that makes them undervalued relative to their long-term potential. Developments creating special situations may include new intellectual property developments, intellectual property licensing deals, mergers, spin-offs, litigation resolutions, new products or management changes. The Fund may also invest in convertible securities. The Fund also seeks to generate income for shareholders by selling options against the risk taken by owning common stocks. For example, the Fund intends to sell covered call options on a portion of its stock holdings. This income is designed to, over time, add to portfolio stability and improve returns. The Fund also uses options to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment as to the advantages of selling call options on the Fund’s equity investments.

The Fund is non-diversified - which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can. The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and want to participate in the long-term growth of the financial markets. The Fund seeks to avoid or minimize the effects of inflation on the portfolio.

The percentages in the above graph are based on the portfolio holdings of the Fund as of November 30, 2023 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2023	ANNUAL REPORT

COMMON STOCK - 76.85%	Shares	Value

Aerospace & Defense - 0.92%
RTX Corp.	2,000	$162,960

Agriculture - 4.47%
Archer-Daniels-Midland Co.	7,000	516,110
Darling Ingredients, Inc. (a)	6,300	276,381
		792,491
Apparel - 0.93%
NIKE, Inc. - Class B	1,500	165,405

Auto Manufacturers - 9.01%
General Motors Co.	10,000	316,000
Tesla, Inc. (a)	4,000	960,320
Volkswagen AG - Germany - ADR	25,000	322,248
		1,598,568
Beverages - 5.50%
Coca-Cola Co.	10,000	584,400
Molson Coors Beverage Co. - Class B	5,000	307,700
Safety Shot, Inc. (a)	18,800	84,224
		976,324
Biotechnology - 9.22%
Amgen, Inc.	1,700	458,388
Exelixis, Inc. (a)	20,000	436,200
Regeneron Pharmaceuticals, Inc. (a)	900	741,429
		1,636,017
Chemicals - 4.20%
AdvanSix, Inc.	10,441	272,823
Olin Corp.	10,000	471,400
		744,223
Commercial Services - 1.30%
PayPal Holdings, Inc. (a)	4,000	230,440

Diversified Financial Services - 0.96%
American Express Co.	1,000	170,770

Energy - Alternate Sources - 0.23%
Plug Power, Inc. (a)	10,000	40,400

Insurance - 1.19%
Loews Corp.	3,000	210,870

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2023	ANNUAL REPORT

COMMON STOCK - 76.85% (continued)	Shares	Value

Internet - 23.11%
Alibaba Group Holding Ltd. - China - ADR (a)	10,000	$748,800
Alphabet, Inc. - Class C (a)	4,500	602,640
Baidu, Inc. - China - ADR (a)	3,000	355,980
Expedia Group, Inc. (a)	5,000	680,900
JD.com, Inc. - China - ADR	9,000	246,870
Meta Platforms, Inc. - Class A (a)	1,000	327,150
Netflix, Inc. (a)	1,000	473,970
Palo Alto Networks, Inc. (a)	1,000	295,090
PDD Holdings, Inc. - Ireland - ADR (a)	2,500	368,600
		4,100,000
Machinery - Construction & Mining - 1.10%
Oshkosh Corp.	2,000	194,580

Pharmaceuticals - 4.06%
Canopy Growth Corp. - Canada (a)	125,000	70,000
Cardinal Health, Inc.	1,500	160,620
Merck & Co., Inc.	2,500	256,200
Neurocrine Biosciences, Inc. (a)	2,000	233,180
		720,000

Pipelines - 1.54%
Cheniere Energy, Inc.	1,500	273,225

Retail - 0.66%
Nordstrom, Inc.	7,500	117,150

Semiconductors - 3.96%
NVIDIA Corp.	1,500	701,550

Software - 2.33%
Electronic Arts, Inc.	3,000	414,030

Telecommunications - 2.16%
Verizon Communications, Inc.	10,000	383,300

TOTAL COMMON STOCK (Cost $13,742,094)		13,632,303

PREFERRED STOCK - 2.63%

Banks - 2.63%
United Community Banks, Inc., 6.875% - Series I (b) (d)	21,000	467,040

TOTAL PREFERRED STOCK (Cost $529,751)		467,040

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2023	ANNUAL REPORT

EXCHANGE-TRADED FUNDS - 5.32%	Shares	Value

Commodity Fund - 5.32%
SPDR Gold Shares (a)	5,000	$943,750

TOTAL EXCHANGE-TRADED FUNDS (Cost $890,480)		943,750

GOVERNMENT BONDS - 5.63%
U.S. Treasury Note, 4.750% due 07/31/2025 (b)	$1,000,000	998,320

TOTAL GOVERNMENT BONDS (Cost $998,384)		998,320

OPTIONS PURCHASED - 5.64%
		Notional	Exercise
CALL OPTIONS PURCHASED - 4.74%	Contracts [1]	Amount	Price	Expiration
Alphabet, Inc. - Class C	30	$360,000	$120.00	12/15/2023	40,410
Boeing Co.	30	570,000	190.00	1/19/2024	127,950
Charles Schwab Corp.	50	250,000	50.00	1/19/2024	60,000
Charles Schwab Corp.	50	275,000	55.00	1/19/2024	37,650
Eli Lilly & Co.	10	590,000	590.00	4/19/2024	50,580
Goldman Sachs Group, Inc.	20	600,000	300.00	1/19/2024	96,100
iShares Russell 2000 ETF	70	1,190,000	170.00	2/16/2024	92,050
Meta Platforms, Inc. - Class A	15	510,000	340.00	3/15/2024	27,960
NVIDIA Corp.	18	846,000	470.00	2/16/2024	57,960
NVIDIA Corp.	15	750,000	500.00	3/15/2024	43,650
QUALCOMM, Inc.	30	360,000	120.00	2/16/2024	38,850
SPDR Gold Shares	50	900,000	180.00	3/15/2024	62,950
SPDR Gold Shares	30	540,000	180.00	5/17/2024	44,850
SPDR Gold Shares	30	540,000	180.00	12/15/2023	27,450
Tesla, Inc.	18	414,000	230.00	12/29/2023	32,580

TOTAL CALL OPTIONS PURCHASED (Cost $788,029)					840,990

OPTIONS PURCHASED - 5.64% (continued)
		Notional	Exercise
PUT OPTIONS PURCHASED - 0.90%	Contracts [1]	Amount	Price	Expiration
Apple, Inc.	33	$561,000	$170.00	12/15/2023	$429
Caterpillar, Inc.	30	720,000	240.00	1/19/2024	11,670
Costco Wholesale Corp.	20	1,180,000	590.00	6/21/2024	59,600
Hawaiian Electric Industries, Inc.	500	500,000	10.00	12/15/2023	5,000
Microsoft Corp.	26	975,000	375.00	2/16/2024	35,750
Moderna, Inc.	30	180,000	60.00	1/19/2024	2,370
Moderna, Inc.	30	210,000	70.00	12/15/2023	2,130
Moderna, Inc.	40	300,000	75.00	12/15/2023	8,000
Invesco QQQ Trust Series 1	45	1,530,000	340.00	3/15/2024	11,700
Invesco QQQ Trust Series 1	30	1,104,000	368.00	3/15/2024	19,650
Invesco QQQ Trust Series 1	30	1,065,000	355.00	12/15/2023	690
Invesco QQQ Trust Series 1	50	1,830,000	366.00	12/15/2023	2,500
SPDR S&P 500 ETF Trust	50	2,195,000	439.00	12/1/2023	50
SPDR S&P 500 ETF Trust	40	1,520,000	380.00	12/29/2023	560

TOTAL PUT OPTIONS PURCHASED (Cost $444,895)					160,099

TOTAL OPTIONS PURCHASED (Cost $1,232,924)					1,001,089

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2023	ANNUAL REPORT

	Shares	Value
SHORT-TERM INVESTMENTS - 1.78%
Federated Hermes Government Obligations Fund - Institutional Shares, 5.23% (c)	315,500	$315,500

SHORT-TERM INVESTMENTS (Cost $315,500)		315,500

INVESTMENTS AT VALUE (Cost $17,709,133) - 97.85%		$17,358,002

TOTAL SECURITIES SOLD SHORT, AT VALUE (Proceeds $301,109) - (1.75)%		$(310,800)

TOTAL OPTIONS WRITTEN, AT VALUE (Premiums $13,937) - (0.04)%		(7,260)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 3.94%		699,676

NET ASSETS - 100.00%		$17,739,618

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for options written and securities sold short.

(c) Rate shown represents the 7-day effective yield at November 30, 2023, is subject to change and resets daily.

(d) Affiliated company. See Investments in Affiliated Companies section of the accompanying footnotes.

1 Each option contract is equivalent to 100 shares of the underlying common stock or exchange-traded fund. All options are non-income producing.

The following abbreviations are used in this portfolio:

ADR - American Depositary Receipt

AG - Aktiengesellschaft (German Public Limited Company)

ETF - Exchange-Traded Fund

Ltd. - Limited

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
November 30, 2023	ANNUAL REPORT

SECURITIES SOLD SHORT - (1.75)%	Shares	Value

COMMON STOCK SOLD SHORT - (1.75)%

Biotechnology - (1.75)%
Moderna, Inc. (a)	4,000	$310,800

TOTAL COMMON STOCK SOLD SHORT (Proceeds $301,109)		310,800

TOTAL SECURITIES SOLD SHORT, AT VALUE (Proceeds $301,109)		$310,800

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF OPTIONS WRITTEN
November 30, 2023	ANNUAL REPORT

OPTIONS WRITTEN - (0.04)%
		Notional	Exercise
CALL OPTIONS WRITTEN - (0.04)%	Contracts [1]	Amount	Price	Expiration	Value
Moderna, Inc.	30	$240,000	$80.00	12/15/2023	$7,260

TOTAL CALL OPTIONS WRITTEN (Premiums $13,937)					7,260

TOTAL OPTIONS WRITTEN (Premiums $13,937)					$7,260

Percentages are stated as a percent of net assets.

1 Each option contract is equivalent to 100 shares of the underlying stock. All options are non-income producing.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023	ANNUAL REPORT
Assets:

Unaffiliated Investments, at cost	$17,179,382
Affiliated Investments, at cost	529,751
Total Investments, at cost	17,709,133
Unaffiliated Investments, at value	16,890,962
Affiliated Investments, at value	467,040
Total Investments, at value	17,358,002
Deposits at broker for options written and securities sold short
Interactive Brokers, LLC	1,435,281
Receivables:
Interest	26,823
Dividends	24,132
Investment securities sold	363,527
Prepaid expenses	1,394
Total assets	19,209,159

Liabilities:
Premiums from options written	$13,937
Proceeds of securities sold short	301,109
Options written, at value	7,260
Securities sold short, at value	310,800
Payables:
Investment securities purchased	1,117,896
Fund shares redeemed	9,323
Due to adviser	11,306
Accrued distribution (12b-1) fees	266
Due to administrator	8,906
Accrued Trustee fees	983
Accrued expenses	2,801
Total liabilities	1,469,541
Net Assets	$17,739,618

Sources of Net Assets:
Paid-in capital	$18,760,769
Total accumulated deficit	(1,021,151)
Total Net Assets	$17,739,618

Class A Shares:
Net Assets	$52,120
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	5,118
Net Asset Value Per Share	$10.18

Maximum Offering Price Per Share (a)	$10.77

Minimum Redemption Price Per Share (b)	$10.08

Institutional Class Shares:
Net Assets	$17,687,498
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	1,697,973
Net Asset Value, Offering and Redemption Price Per Share	$10.42

(a) A maximum sales charge of 5.50% is imposed on Class A shares.

(b) Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within one year from the date of purchase.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND STATEMENT OF OPERATIONS	ANNUAL REPORT

For the
Year Ended
November 30, 2023

Investment income:
Dividends (net of foreign withholding taxes of $6,117)	$168,104
Dividends from affiliates (Note 10)	36,094
Interest	153,062
Total investment income	357,260

Expenses:
Management fees (Note 6)	201,277
Distribution (12b-1) fees - Class A (Note 6)	275
Accounting and transfer agent fees and expenses (Note 6)	98,393
Legal fees	25,447
Reports to shareholders	20,589
Trustee fees and expenses	20,551
Audit fees	14,500
Miscellaneous	13,718
Compliance officer fees (Note 6)	12,900
Custodian fees	10,088
Pricing fees	9,428
Insurance	6,104
Interest expense	3,563
Registration and filing fees	1,578
Dividends on securities sold short	365
Total expenses	438,776
Less: fees waived (Note 6)	(120,587)
Net expenses	318,189

Net investment lncome	39,071

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments	(360,289)
Options written	300,368
Securities sold short	381,802
Net realized gain on investments, options written and securities sold short	321,881

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	167,481
Affiliated Investments	(56,910)
Options written	6,677
Securities sold short	(9,691)
Net change in unrealized appreciation on investments, options written and securities sold short	107,557

Net realized and unrealized gain on investments, options written and securities sold short	429,438

Net increase in net assets resulting from operations	$468,509

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS	ANNUAL REPORT

	For the	For the
	Year Ended	Year Ended
	November 30, 2023	November 30, 2022

Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$39,071	$(155,188)
Net realized gain (loss) on investments, options written and securities sold short	321,881	(662,577)
Net change in unrealized appreciation (depreciation) on investments, options written and securities sold short	107,557	(190,556)
Net increase (decrease) in net assets resulting from operations	468,509	(1,008,321)

Distributions to shareholders from:
Total distributable earnings - Class A	—	(4,443)
Total distributable earnings - Institutional Class	—	(1,288,850)
Total distributions	—	(1,293,293)

Capital share transactions (Note 4):
Increase (decrease) in net assets from capital share transactions	238,141	(4,166,285)

Increase (decrease) in net assets	706,650	(6,467,899)

Net Assets:
Beginning of year	17,032,968	23,500,867

End of year	$17,739,618	$17,032,968

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND FINANCIAL HIGHLIGHTS	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the years indicated.

	Class A

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	November 30, 2023	November 30, 2022		November 30, 2021	November 30, 2020	November 30, 2019

Net Asset Value, Beginning of Year	$9.91	$10.96		$11.19	$10.71	$10.73

Investment Operations:
Net investment Income (loss) (a)	0.01	(0.10)		(0.18)	(0.15)	(0.06)
Net realized and unrealized gains (losses) on investments, options written and securities sold short	0.26	(0.32)		0.58	1.05	0.56
Total from investment operations	0.27	(0.42)		0.40	0.90	0.50

Distributions:
From net realized capital gains	—	(0.63)		(0.63)	(0.42)	(0.52)
Total distributions	—	(0.63)		(0.63)	(0.42)	(0.52)

Net Asset Value, End of Year	$10.18	$9.91		$10.96 (d)	$11.19	$10.71

Total Return (b)	2.72%	(3.94)%		3.57%	8.68%	5.32%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$52	$158		$82	$83	$97

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed (c)	2.97%	3.01%		2.62%	3.29%	3.66%
After fees waived and expenses absorbed (c)	2.22%	2.44%		2.35%	2.35%	2.22%

Ratios of net investment income (loss):
Before fees waived and expenses absorbed (c)	(0.75)%	(1.68)%		(1.77)%	(2.35)%	(2.06)%
After fees waived and expenses absorbed (c)	0.00%	(1.11)%		(1.50)%	(1.41)%	(0.63)%

Portfolio turnover rate	739.85%	1194.80	%(e)	395.29%	271.84%	192.88%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect the impact of sales charges.
(c)	The ratios include 0.02% of interest expense and 0.00% of dividend expense for the year ended November 30, 2023, 0.16% of interest expense and 0.08% of dividend expense during the year ended November 30, 2022, 0.13% of interest expense and 0.02% of dividend expense during the year ended November 30, 2021, 0.15% of interest expense during the year ended November 30, 2020 and 0.02% of interest expense during the year ended November 30, 2019.
(d)	The Net Asset Value differs from the traded NAV on November 30, 2021 due to financial statement adjustments.
(e)	The increase in portfolio turnover for the year ended November 30, 2022 was the result of certain market conditions occurring throughout the year which led to more active trading by the portfolio manager.

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND FINANCIAL HIGHLIGHTS	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the years indicated.

	Institutional Class

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	November 30, 2023	November 30, 2022		November 30, 2021	November 30, 2020	November 30, 2019

Net Asset Value, Beginning of Year	$10.11	$11.14		$11.34	$10.82	$10.81

Investment Operations:
Net investment income (loss) (a)	0.02	(0.08)		(0.15)	(0.12)	(0.04)
Net realized and unrealized gains (losses) on investments, options written and securities sold short	0.29	(0.32)		0.58	1.06	0.57
Total from investment operations	0.31	(0.40)		0.43	0.94	0.53

Distributions:
From net realized capital gains	—	(0.63)		(0.63)	(0.42)	(0.52)
Total distributions	—	(0.63)		(0.63)	(0.42)	(0.52)

Net Asset Value, End of Year	$10.42 (d)	$10.11		$11.14 (d)	$11.34	$10.82

Total Return (b)	3.07%	(3.68)%		3.79%	8.97%	5.57%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$17,687	$16,875		$23,418	$17,999	$10,285

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed (c)	2.72%	2.76%		2.37%	3.04%	3.41%
After fees waived and expenses absorbed (c)	1.97%	2.19%		2.10%	2.10%	1.97%

Ratios of net investment income (loss):
Before fees waived and expenses absorbed (c)	(0.50)%	(1.43)%		(1.52)%	(2.10)%	(1.81)%
After fees waived and expenses absorbed (c)	0.25%	(0.86)%		(1.25)%	(1.16)%	(0.38)%

Portfolio turnover rate	739.85%	1194.80	%(e)	395.29%	271.84%	192.88%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect the impact of sales charges.
(c)	The ratios include 0.02% of interest expense and 0.00% of dividend expense for the year ended November 30, 2023, 0.16% of interest expense and 0.08% of dividend expense during the year ended November 30, 2022, 0.13% of interest expense and 0.02% of dividend expense during the year ended November 30, 2021, 0.15% of interest expense during the year ended November 30, 2020 and 0.02% of interest expense during the year ended November 30, 2019.
(d)	The Net Asset Value differs from the traded NAV on November 30, 2023 and November 30, 2021 due to financial statement adjustments.
(e)	The increase in portfolio turnover for the year ended November 30, 2022 was the result of certain market conditions occurring throughout the year which led to more active trading by the portfolio manager.

The accompanying notes are an integral part of these financial statements.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2023

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The FinTrust Income and Opportunity Fund (the “Fund”), is a series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust, and is registered as an open-end management investment company under the 1940 Act. The Fund is a non-diversified fund. As a non-diversified fund, it may invest a significant portion of its assets in a small number of companies. The Fund’s investment objective is total return comprised of income and capital appreciation. The Fund’s investment adviser is FinTrust Capital Advisors, LLC (the “Adviser”). The Fund offers two classes of shares: Class A and Institutional Class. Each class of shares commenced operations on January 21, 2016. Each class differs as to sales and redemption charges and ongoing fees. Income and expenses (other than class specific), and realized/unrealized gains or losses are allocated to each class based on their relative net asset values. Each class represents an ownership interest in the same investment portfolio and has equal voting rights.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)           Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

b)           Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund’s participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the written put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

c)           Exchange-Traded Funds (“ETFs”) – The Fund may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

d)           Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2023

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

As of and for the year ended November 30, 2023, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. For the year ended November 30, 2023, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of the year ended November 30, 2023 and for all other open tax years (years ended November 30, 2022, November 30, 2021 and November 30, 2020), the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next 12 months.

e)           Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital.

f)            Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)           Non-Diversified Fund – The Fund is a non-diversified fund. In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

h)           Sales Charges – A maximum sales charge of 5.50% is imposed on certain purchases of Class A shares. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million if the dealer’s commission was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. There were no CDSC Fees paid to the Distributor for the year ended November 30, 2023.

i)            Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

j)            Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

2.	SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees (the “Board”) adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2023

2.	SECURITIES VALUATIONS (continued)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common stock, preferred stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value and are categorized as Level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2023

2.	SECURITIES VALUATIONS (continued)

The SEC adopted Rule 2a-5 under the 1940 Act, which established an updated regulatory framework for registered investment company fair valuation practices. Under the rule a greater number of the Fund’s securities may be subject to fair value pricing. The Fund’s fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s net asset value (“NAV”) that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Fund’s use of fair value pricing. These securities will be categorized as Level 3 securities.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2023.

Financial Instruments – Assets
Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$13,632,303	$—	$—	$13,632,303
Preferred Stock (2)	467,040	—	—	467,040
Exchange-Traded Funds (2)	943,750	—	—	943,750
Government Bonds	—	998,320	—	998,320
Call Options Purchased	748,940	92,050	—	840,990
Put Options Purchased	160,099	—	—	160,099
Short-Term Investments	315,500	—	—	315,500
Total Assets	$16,267,632	$1,090,370	$—	$17,358,002

Derivative and Financial Instruments – Liabilities
Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$310,800	$—	$—	$310,800
Call Options Written	7,260			7,260
Total Liabilities	$318,060	$—	$—	$318,060

(1)       As of and for the year ended November 30, 2023, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)       All common stock, ETFs and preferred stock held in the Fund are Level 1 securities. For a detailed break-out of common stock and preferred stock by industry and ETFs by investment type, please refer to the Schedule of Investments.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2023

3.	DERIVATIVE TRANSACTIONS

As of November 30, 2023, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts
Call options purchased	Investments, at value	$840,990
Put options purchased	Investments, at value	160,099
Total Assets		$1,001,089

Liabilities	Location	Equity Contracts
Call options written	Options written, at value	$7,260
Total Assets		$7,260

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund for the year ended November 30, 2023, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$18,591
Put options purchased	Unaffiliated Investments	67,942
Call options written	Options written	6,677
		$93,210

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(121,747)
Put options purchased	Unaffiliated Investments	(338,267)
Call options written	Options written	202,885
Put options written	Options written	97,483
		$(159,646)

For the year ended November 30, 2023, the average month-end notional value of purchased and written option contracts for the Fund was $10,989,892 and ($370,462), respectively. The primary risk category for all open options positions during the period was equity risk.

4.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the year ended November 30, 2023, were as follows:

	Sold	Redeemed	Reinvested	Net Increase / (Decrease)
Class A
Shares	—	(10,859)	—	(10,859)
Value	$—	$(107,290)	$—	$(107,290
Institutional Class
Shares	238,572	(209,787)	—	28,785
Value	$2,367,474	$(2,022,043)	$—	$345,431

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2023

4.	CAPITAL SHARE TRANSACTIONS (continued)

Transactions in shares of capital stock for the year ended November 30, 2022, were as follows:

	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	12,344	(4,329)	441	8,456
Value	$126,373	$(41,774)	$4,443	$89,042
Institutional Class
Shares	248,460	(807,393)	125,864	(433,069)
Value	$2,357,664	$(7,901,841)	$1,288,850	$(4,255,327)

5.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2023, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) for the Fund were as follows:

Purchases	Sales
$101,112,096	$99,006,786

The cost of purchases and proceeds from sales of U.S. Government securities during the year ended November 30, 2023, were $1,974,470 and $0, respectively.

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser will receive a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets, less any fee waivers. For the year ended November 30, 2023, the Adviser earned $201,277 of management fees.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95% of the Fund’s average daily net assets. The current contractual agreement cannot be terminated before March 31, 2025, without the Board’s approval. For the year ended November 30, 2023, the Adviser waived advisory fees of $120,587.

Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three years following the month in which such waiver or reimbursement occurred, if the Fund can make the payment without exceeding the 1.95% expense limit. The cumulative reimbursement is $290,318, of which $68,136, $101,595 and $120,587 can be recouped no later than November 30, 2024, November 30, 2025 and November 30, 2026, respectively.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty will provide daily operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2023

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

For the year ended November 30, 2023, M3Sixty earned $98,393, including out of pocket expenses, pursuant to the ICSA.

The Fund has also entered into a Chief Compliance Officer Service Agreement (“CCO Agreement”) with M3Sixty. Pursuant to the CCO Agreement, M3Sixty agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-1 of the 1940 Act, to the Fund for the year and on the terms and conditions set forth in the CCO Agreement.

For the year ended November 30, 2023, M3Sixty earned $12,900 of fees pursuant to the CCO Agreement.

Certain officers and an interested Trustee of the Trust are also employees or officers of M3Sixty.

The Fund has entered into a Distribution Agreement with M3Sixty Distributors, LLC (“M3SixtyD” or the “Distributor”). Pursuant to the Distribution Agreement, the Distributor provides distribution services to the Fund. The Distributor serves as the principal underwriter of the Fund. M3SixtyD may receive commissions from the sale of Class A shares. During the year ended November 30, 2023, no commissions were paid to the Distributor. M3SixtyD is an affiliate of M3Sixty.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class A shares. The Fund may expend up to 0.25% for Class A shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The distribution plan for the Class A shares of the Fund took effect January 21, 2016. For the year ended November 30, 2023, the Fund accrued $275 in 12b-1 expenses attributable to Class A shares.

7.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments, including written options and securities sold short, at November 30, 2023 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Depreciation
$17,588,866	$1,049,298	$(1,598,222)	$(548,924)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The Fund’s tax basis distributable earnings are determined at the end of each fiscal year. The tax character of distributable earnings (deficit) at November 30, 2023, the Fund’s most recent fiscal year end, is as follows:

Unrealized Depreciation	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Post-October Loss and Late Year Loss	Other Book/Tax Differences	Total Distributable Earnings
$(548,924)	$—	$—	$(472,227)	$—	$—	$(1,021,151)

Under current tax law, net capital losses realized after November 30th and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2023, the Fund had no post-November capital losses or post-December losses to defer.

In accordance with accounting pronouncements, the Fund may record reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present distributable earnings on a tax basis which is considered to be more informative to the shareholder. Permanent book and tax differences, primarily attributable to the reclassifications of net investment losses and distributions to paid-in-capital, resulted in reclassifications for the year ended November 30, 2023, as follows:

Distributable Earnings	Paid-in Capital
$111,116	$(111,116)

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2023

7.	TAX MATTERS (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of November 30, 2023, the Fund had $316,353 of non-expiring short-term capital loss carryforwards and $155,874 of non-expiring long-term capital loss carryforwards for federal income tax purposes available to offset future capital gains.

For the year ended November 30, 2023, the Fund distributed no ordinary income or long-term capital gains.

For the year ended November 30, 2022, the Fund distributed, on a tax basis, $485,367 of ordinary income and $807,926 of long-term capital gains.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2023, Charles Schwab and Co., Inc. held 60.50% and National Financial Services, LLC held 39.19% of the Fund’s shares in omnibus accounts for the sole benefit of their customers. The Trust does not know whether any of the underlying beneficial shareholders of the omnibus accounts held by Charles Schwab and Co., Inc. or National Financial Services, LLC own more than 25% of the voting securities of the Fund.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or is of common management. Companies which are affiliates of the Fund at November 30, 2023, are noted in the Fund’s Schedule of Investments. United Community Banks, Inc., 6.875% - Series I preferred stock (“UCBIO”) is considered an affiliated investment because it is of common management of the Adviser. At November 30, 2023, the Fund held 21,000 shares of UCBIO.

Transactions with affiliated companies during the year ended November 30, 2023 were as follows:

	Value as of November 30, 2022	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of November 30, 2023	Income earned
UCBIO	$ 523,950	$ —	$ (56,910)	$ —	$ —	$ 467,040	$ 36,094
Total	$ 523,950	$ —	$ (56,910)	$ —	$ —	$ 467,040	$ 36,094

11.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

12.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. For RICs, such as the Fund, ASU 2022-03 will be applicable to equity securities with contractual sale restrictions executed, or modified, after the date of adoption. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2023

12.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES (continued)

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020, through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment. Management is currently evaluating the impact of the new rule.

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets’ treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. Depending on the size of the fund, the rule will take effect about 24 to 36 months after its publication date.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

FinTrust Income and Opportunities Fund and the

Board of Trustees of 360 Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FinTrust Income and Opportunities Fund (the “Fund”), a series of series of 360 Funds (the “Trust”), including the schedule of investments, as of November 30, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended November 30, 2022 and the financial highlights for each of the four years in the period ended November 30, 2022, have been audited by other auditors, whose report dated January 27, 2023 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2018.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2024

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2023 (Unaudited)

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund had no ordinary income or long-term capital gain distributions during the year ended November 30, 2023.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2024 to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their own tax advisors.

Change in Independent Registered Public Accounting Firm

The Audit Committee of the Board has approved and selected (and the Board has approved) Tait Weller & Baker, LLP (“Tait”) to replace BBD, LLP (“BBD”) as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended November 30, 2023. Through the past fiscal year and through the date of BBD’s replacement as auditor of the Fund, the Fund had no disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of BBD would have caused BBD to make reference to the disagreement in a BBD report, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

With respect to the Fund, BBD’s audit opinions, including for the fiscal years ended November 30, 2021 through November 30, 2022, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last fiscal year of the Fund, neither the Fund nor anyone on their behalf has consulted Tait on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Fund requested BBD to furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter will be filed as an Exhibit to the Form N-CSR filing.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2023

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment Advisor) (2009–Present).	Seven	None
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Business Administration Officer, Minnesota Vikings (professional sports organization) (1999–present); Executive Vice President and Chief Financial Officer, MV Ventures, LLC (real estate developer) (2016-present)	Seven	IDX Funds (2015 –2021); FNEX Ventures (2018-2020)
Thomas J. Schmidt YOB: 1963	Trustee and Independent Chairman	Since 2018 Since 2022	Principal, Tom Schmidt & Associates Consulting, LLC (2015–Present)	Seven	Lind Capital Partners Municipal Credit Income Fund (2021–present); FNEX Ventures (2018-2020)
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013–present)	Seven	IDX Funds (2015 - 2021)

* The Interested Trustee is an Interested Trustee because he is an officer and principal owner of the Administrator.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2023

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Richard Yates YOB: 1965	Chief Compliance Officer and Secretary	Since 2021	Of Counsel, McElroy Deutsch (2020–present); Head of Compliance, M3Sixty Administration, LLC (2021–present); Chief Compliance Officer and Secretary, IDX Funds (2021–2022); Founder, The Yates Law Firm (2018–2020).	N/A	N/A
Larry E. Beaver, Jr. YOB: 1969	Treasurer	Since 2021	Head of Operations, M3Sixty Administration, LLC (2021-present); Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–2021); Assistant Treasurer, 360 Funds Trust (2017-2021); Chief Accounting Officer, Amidex Funds, Inc. (2003-2020); Assistant Treasurer, IDX Funds (2017-2021); Assistant Treasurer, WP Funds Trust (2017-2021).	N/A	N/A
Tony DeMarino YOB: 1970	Anti-Money Laundering (“AML”) Officer	Since 2022	Principal Executive Officer, M3Sixty Distributors, LLC (2022–present); Partner, Primark Capital (2020–2022); Head of Distribution, Cognios Capital, LLC (2016–2020).	N/A	N/A

FinTrust Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2023

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” (an “Independent Trustee”) receives a $5,000 annual retainer (paid quarterly). In addition, each Independent Trustee receives, on a per fund basis: (i) a fee of $1,500 per fund each year (paid quarterly); (ii) a fee of $200 per Board meeting attended; and (iii) a fee of $200 per committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Paid to Trustees[2]
Independent Trustees
Arthur Q. Falk [3]	$ 983	None	None	$ 983
Tom M. Wirtshafter	$ 3,704	None	None	$ 3,704
Steven D. Poppen	$ 3,704	None	None	$ 3,704
Thomas J. Schmidt	$ 3,704	None	None	$ 3,704
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers seven series of shares.

2 Figures are for the year ended November 30, 2023.

3 Arthur Q. Falk resigned as Trustee effective January 24, 2023.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INFORMATION ABOUT YOUR FUND’S EXPENSES

November 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 05/31/23 through 11/30/23

	Beginning Account Value (05/31/23)	Annualized Expense Ratio for the Period	Ending Account Value (11/30/23)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (+10.29%)	$1,000.00	2.24%	$1,102.90	$ 11.81
Institutional Class (+10.50%)	$1,000.00	1.99%	$1,104.99	$ 10.50
Hypothetical 5% Return
Class A	$1,000.00	2.24%	$1,013.80	$ 11.31
Institutional Class	$1,000.00	1.99%	$1,015.10	$ 10.05

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INFORMATION ABOUT YOUR FUND’S EXPENSES

November 30, 2023 (Unaudited) (continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated March 30, 2023 for the Fund were as follows:
FinTrust Income and Opportunity Fund Class A, gross of fee waivers or expense reimbursements	3.07%
FinTrust Income and Opportunity Fund Class A, after waiver and reimbursement*	2.50%
FinTrust Income and Opportunity Fund Institutional Class, gross of fee waivers or expense reimbursements	2.82%
FinTrust Income and Opportunity Fund Institutional Class, after waiver and reimbursement*	2.25%

* The Adviser has entered into an Expense Limitation Agreement with the fund under which it has agreed to waive or reduce its fees and assume other expenses of the fund, if necessary, in an amount that limits the fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12B-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such fund’s business) to not more than 1.95% through at least March 31, 2025. Subject to approval by the Fund’s Board, any waiver or reimbursement under the Expense Limitation Agreement is subject to repayment by the Fund within the three years following the month in which such waiver or reimbursement occurred, if the Fund can make the payment without exceeding the 1.95% expense limitation. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. Total Gross Operating Expenses for the year ended November 30, 2023 were 2.97% and 2.72% for the FinTrust Income and Opportunity Fund Class A shares and FinTrust Income and Opportunity Fund Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 6) sections of this report for expense related disclosures for the year ended November 30, 2023.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

November 30, 2023 (Unaudited)

Renewal of the investment advisory agreement

At a meeting held on July 25, 2023 (the “Meeting”), the Board considered the approval of the renewal of the Advisory Agreement between the Trust and the Adviser, concerning the Fund.

Legal counsel (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement (the “Counsel’s Memorandum”). Counsel discussed with the Trustees the factors that should be considered by the Board to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information prepared or presented in connection with the annual renewal process, including information submitted to the Board in the Adviser’s presentation earlier in the meeting. The Board requested and was provided with information and reports that are included in the meeting materials relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund from the Adviser; (iii) periodic commentary on the Fund’s performance; (iv) presentations by the Fund’s management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) Counsel’s Memorandum.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of the Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii) benefits to be realized by the Adviser from its relationship with the Fund. In addition, the Board had an extensive discussion with the Adviser regarding the matters discussed below.

(1)	The nature, extent, and quality of the services provided by the Adviser.

The Board considered the responsibilities the Adviser has under the Advisory Agreement for the Fund. The Board reviewed the services provided by the Adviser to the Fund including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow assets and assist in the distribution of the Fund’s shares. The Board considered the Adviser’s personnel and methods of operating; succession plans; the education and experience of the Adviser’s staff; and its compliance program. The Board also considered the Adviser’s commitment to dedicating appropriate resources to support the Fund’s operations. The Board noted the impact of recent SEC rules on the Fund and the Adviser, including Rules 2a-5 and 18f-4. After reviewing the preceding and further information, including the expanded ownership program at the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser was satisfactory and adequate for the Fund.

(2)	Investment Performance of the Fund and the Adviser.

The Board compared the short- and long-term performance of the Fund to its benchmark, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages). The Board also considered the consistency of the Adviser’s management of the Fund with its investment objective and policies.

The Board considered the peer, benchmark, and category performance of the Fund over various periods. Relative to its benchmark, the S&P 500® Total Return Index, the Fund underperformed for the one-, three-, and five-year periods, each ended June 30, 2023. The Board noted that the Fund had beat its category average and median for the one-year period but lagged the category average and median for the three and five-year periods, each for the period ended June 30, 2023. The Board concluded that overall, the Fund’s performance was within a reasonable range of its category. The Board considered the Adviser’s representation that the Fund’s underperformance was due in part to the Adviser’s performance, the Fund’s small size, which results in higher expenses, and the recent SEC Rule 18f-4, which affected the Adviser’s ability to deploy the Fund’s investment strategy. Based on the preceding, the Board concluded that the investment performance information presented for the Fund was satisfactory.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

November 30, 2023 (Unaudited)

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (continued)

(3)	The costs of the services provided, and profits realized, by the Adviser from the relationship with the Fund.

The Trustees considered: the Adviser’s staffing, personnel, and methods of operating; the financial condition of the Adviser and its level of commitment to the Fund; the asset levels of the Fund; and the overall expenses of the Fund. The Trustees considered the financial statements of the Adviser and the financial stability and productivity of the firm. The Board considered the Adviser’s strategic plans to manage costs related to its operations. The Trustees considered the fees and expenses of the Fund (including the management fee) relative to its category as of June 30, 2023. The Trustees noted that the Fund’s management fee and net expense ratio were above their respective category averages and medians, but within a reasonable range within the category. The Trustees concluded that both the net expense ratio and management fee of the Fund were within a reasonable range for their respective categories.

The Trustees recognized that the Fund is smaller than most of its peers, which affects the net expense ratio of the Fund and the Adviser’s ability to provide breakpoints in its management fee. The Trustees noted that regarding the Fund, the Adviser has entered into an expense limitation agreement according to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, to limit the Fund’s annual operating expenses (with industry-standard exceptions) through March 31, 2025. The Board also noted that the Adviser realizes a reasonable profit for its management of the Fund. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees paid to the Adviser by the Fund were fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Board considered the Fund’s fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increase, the shareholders of the Fund would benefit from the expense limitation arrangement for the Fund. The Board noted that while a breakpoint schedule in the Advisory Agreement would be beneficial, such a feature only has benefits if the Fund’s assets were enough to realize the effect of the breakpoint. The Board noted that lower expenses for the Fund’s shareholders are realized immediately with the expense limitation arrangement with the Adviser. The Board further noted that the Fund’s assets were at such levels that the expense limitation arrangement was providing benefits to the Fund’s shareholders. Following further discussion of the Fund’s asset levels, expectations for growth, and expense structure, the Board determined that the Fund’s fee arrangements, considering all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the Fund’s investors.

(5)	Possible conflicts of interest and benefits derived by the Adviser.

The Board evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser’s code of ethics. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration and discussion among the Board, it determined that the compensation payable under the Advisory Agreement with respect to the Fund was fair, reasonable and within a range of what could have been negotiated at arms-length considering all the surrounding circumstances, and they approved the renewal of the Advisory Agreement for the Fund.

360 FUNDS

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

FinTrust Capital Advisors, LLC

124 Verdae Boulevard

Suite 504

Greenville, SC 29607

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

 Suite 100

Fairway, KS 66205

DISTRIBUTOR

M3Sixty Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait Weller & Baker, LLP

Two Liberty Place

50 South 16th Street

Suite 2900

Philadelphia, PA 19102-2529

LEGAL COUNSEL

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $10,000 with respect to the registrant’s fiscal year ended November 30, 2023 and $12,000 with respect to the registrant’s fiscal year ended November 30, 2022 for the FinTrust Income and Opportunity Fund. The November 30, 2023 audit fees were paid to Tait Weller & Baker, LLP and the November 30, 2022 fees were paid to BBD, LLP.

(b)	Audit-Related Fees. There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,000 with respect to the registrant’s fiscal year ended November 30, 2023 and $2,500 with respect to the registrant’s fiscal year ended November 30, 2022 for the FinTrust Income and Opportunity Fund. As it pertains to the November 30, 2023 tax fees, $1,500 of the fees were paid to Tait Weller & Baker, LLP and the services comprising these fees are the preparation of the registrant’s 2023 federal income and excise tax returns; and, $2,500 of the fees were paid to BBD, LLC and were to allow Tait Weller & Baker, LLP to review prior year tax returns and workpapers that were prepared by BBD, LLP. The November 30, 2022 fees were paid to BBD, LLP and the services comprising these fees were the preparation of the registrant’s 2022 federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended November 30, 2023 and $0 for the fiscal year ended November 30, 2022 for the FinTrust Income and Opportunity Fund.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the for the fiscal year ended November 30, 2023 and the fiscal year ended November 30, 2022 for the FinTrust Income and Opportunity Fund, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Fund is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Fund is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 13.	EXHIBITS

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Letter from the Funds’ former accountant pursuant to Item 304(a)(3) of Regulation S-K is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: February 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: February 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By: Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer
Date: February 5, 2024